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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 13, 2005




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)



               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)



                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 8.01.  OTHER EVENTS

On October 13, 2005, Apache Corporation announced that it has agreed to sell its interest in the deepwater section of Egypt's West Mediterranean concession to Amerada Hess and that Apache Corporation has agreed to purchase interests in eight fields located in the Permian Basin of West Texas and New Mexico from Amerada Hess.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

EXHIBIT NO.        DESCRIPTION
-----------        -----------

   99.1 Press Release dated October 13, 2005, "Apache, Amerada Hess Announce Transactions in Egypt, Permian Basin"



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           APACHE CORPORATION


Date:  October 13, 2005                    /s/ John J. Christmann
                                           -------------------------------------
                                           John J. Christmann
                                           Vice President, Business Development




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                                INDEX TO EXHIBITS



EXHIBIT NO.        DESCRIPTION
-----------        -----------

   99.1 Press Release dated October 13, 2005, "Apache, Amerada Hess Announce Transactions in Egypt, Permian Basin"